EXHIBIT  23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-42629) of SBE, Inc. of our report dated November 30, 2001, except for Note 14 as to which the date is December 14, 2001, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10K


/s/PricewaterhouseCoopers  LLP

San  Francisco,  California
January 25, 2002


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